UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2014

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)
555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On January 1, 2014, the Board of Directors (the “Board”) of Rush Enterprises, Inc. (the “Company”) appointed Raymond J. Chess to the Board, effective immediately. Mr. Chess was also appointed to the Audit Committee and the Nominating and Governance Committee of the Board. The Board has determined that Mr. Chess is independent, as defined in the listing standards of the NASDAQ® Global Select Market. There are no arrangements or understandings between Mr. Chess, on the one hand, and any other person, on the other hand, pursuant to which Mr. Chess was elected as a director of the Company, and the Company believes there are no transactions in which Mr. Chess has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Chess will receive the Company’s standard non-employee director compensation, which is described in the Company’s 2013 definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 4, 2013.

Mr. Chess previously served as a Global Vehicle Line Executive for General Motors Co. (“GM”), where he was responsible for global, cross functional general management of the GM crossover market segment from 2009 to 2012. From 2001 to 2009, Mr. Chess was responsible for GM's commercial truck segment. Mr. Chess joined GM in 1980 and served in varying capacities, including Vehicle Line Executive, Vehicle Line Director, Chief Manufacturing Engineer, and General Superintendent for Manufacturing Engineering. Mr. Chess is currently a director of AMP Holdings, Inc. and sits on the advisory board of Productive Research LLC. Mr. Chess received a Bachelor of Science in Mechanical Engineering (with distinction) from Kettering University and an MBA from Indiana University.

In connection with Mr. Chess’s appointment to the Board, Mr. Chess and the Company entered into the Company’s form of Indemnity Agreement. The Indemnity Agreement provides, among other things, that the Company will, to the extent permitted by applicable law, indemnify Mr. Chess against any and all expenses and liabilities of any type whatsoever actually and reasonably incurred in connection with the investigation, defense, settlement, or appeal of any civil, criminal, administrative, investigative or any other type of proceeding brought against Mr. Chess by reason of his relationship with the Company.

The foregoing description of the Indemnity Agreement is not complete and is qualified in its entirety by reference to the full text of the Indemnity Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 27, 2007, and is incorporated by reference herein.

A copy of the press release announcing the appointment of Mr. Chess to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on February 27, 2007)
99.1	Rush Enterprises, Inc. press release dated January 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Derrek Weaver
Derrek Weaver
Senior Vice President, General Counsel and
Corporate Secretary

Dated: January 2, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on February 27, 2007)
99.1	Rush Enterprises, Inc. press release dated January 2, 2014